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  COHEN & STEERS
  EQUITY INCOME FUND
  757 THIRD AVENUE
  NEW YORK, NY 10017                             [LOGO]


                                           ---------------------
                                             QUARTERLY REPORT
                                               MARCH 31, 1998



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Equity Income Fund, Inc. for the quarter ended March 31, 1998. The net asset values per share at that date were $12.27, $12.26, and $12.26 for Class A, Class B, and Class C shares, respectively. In addition, a dividend of $0.17 was declared for shareholders of record on March 23, 1998 and paid on March 24, 1998 to all three classes of shares.

INVESTMENT REVIEW

     For the quarter ended March 31, 1998, Cohen & Steers Equity Income Fund had a total return of 1.0% for Class A shares. Class B and C shares have returned 0.7% and 1.0% since their commencements of operation on January 15 and January 14, respectively. This performance compares favorably to the NAREIT Equity REIT Index total return of -0.5%.

     The first quarter of 1998 was without question one of the most rewarding for investors at large, yet the most challenging ever for owners of REIT shares. The economy continued to defy consensus expectations of a slowdown, growing steadily while inflation remained nearly nonexistent. Interest rates remained quite stable, with long-term rates remaining at their lowest levels in decades. The stock market set record after record, turning in its best first quarter performance in a decade, with nearly every sector fully participating.

     The real estate recovery continued to gather steam and the fundamentals for REITs remained strong. Industry participants in general posted healthy earnings growth for the fourth quarter of 1997 with most reporting positive earning surprises. There are, as well, expectations of continued strong profit growth for REITs in the first quarter of 1998 and the remainder of the year. In this ideal environment, however, REITs as a group managed to decline in price, despite a sharp rally at the end of March. Lagging the S&P 500 Index by nearly 15 percentage points, REITs underperformed the stock market by the widest margin ever for a single quarter. In a reversal of recent trends, the worst performing groups were the Office and Hotel sectors, while the best performers were the more defensive Apartment and Self Storage sectors.

     We believe that the poor performance of REITs on both an absolute and relative basis can be traced to three conditions that, we also believe, have been favorably resolved. First, there had been an oversupply of shares created by a surge of equity offerings by many companies, particularly during January and February. In the quarter, over $5 billion of new equity was sold. With REITs having committed to a substantial amount of property acquisitions, their need for equity capital temporarily exceeded the market's demand, causing a decline in price. However, that decline brought most stocks down to a level where managements became unwilling to issue equity due to possible dilution. As a result, the potential near-term supply of equity offerings diminished significantly, thereby relieving the pressure on prices.

     The second issue relates to the introduction of legislation that would have potentially curtailed the growth of the REIT industry by making corporate or property acquisitions more costly. The specter of such potential legislation understandably made many investors wary of this sector. Fortunately, this situation was largely resolved when the only measure to reach Congress was one which will affect so-called 'paired share' REITs. Our current understanding is that this measure will alter the rules under which they operate and require the five companies that have this structure to adopt alternative strategies with respect to the structuring of future acquisitions. The

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

Fund owns shares of one such company, Meditrust Corp. We consider it to be an excellent value at the current price and we are confident that it will not experience a significant slowing of its growth rate. Most importantly, the fact that this was the only measure to be seriously considered by Congress dissipates a cloud of uncertainty that would have overhung the REIT market for much of 1998.

     The third and more complex issue is that there has been a change in sentiment regarding the state of real estate markets in general and the prospects for continued strong REIT earnings growth. It is clear that property prices have risen dramatically in recent years as health has finally been restored to the real estate industry. While most REITs continue to report outstanding earnings, many markets have reached equilibrium, whereby rent growth is likely to moderate and new construction is likely to become more pervasive. In short, looking past what is shaping up to be a very strong year in 1998, the market appears to be discounting a slowing of the current unsustainable high rate of earnings growth in 1999 and beyond. This has precipitated a contraction of earnings multiples for almost all REITs.

INVESTMENT OUTLOOK

     As the real estate, economic and stock market cycles age, securities that meet the Fund's investment criteria should gain favor. Current income, earnings predictability, low valuations and stable growth are traits of the companies held in the Fund, and, in our opinion, they should perform well in the current environment. The majority of securities in the Fund have current dividend yields exceeding 7.0%, which compares to the average equity REIT yield of 5.5% and the S&P 500 yield of 1.6%. We feel these attractive current yields act as a support level for share prices of many companies in the portfolio.

     The Fund's largest sector weighting, the Health Care Sector, highlights this investment strategy. This group of ten companies primarily owns investments in retirement housing such as nursing homes and assisted living care facilities. Fundamentals of these properties remain strong with demand meeting or exceeding supply in most regions of the country. State regulations governing development have served to reduce operating volatility in this sector. This positive fundamental environment has led to very consistent, mid-to-high single digit earnings growth. The group's current attractive valuation level, coupled with healthy dividend yields should produce good investment results, in our opinion.

     The current valuation level of REITs appears to have discounted a maturing real estate cycle. REIT valuation levels versus the S&P 500 are at their most attractive levels ever, as measured by price-to-earnings multiples. Relative performance for REITs should improve based on their sizable yield advantage as well as the expectation for healthy dividend growth. Dividend growth is supported by the combination of double digit earnings per share growth and payout ratios that are approaching the minimum required by REIT regulations. Further, the industry's conservative use of leverage by historic norms will allow for advantageous access to attractively priced debt capital.

     Rising real estate property values, coupled with falling REIT share prices, has led to instances of real estate being cheaper on Wall Street than on Main Street. As a result, the Fund continues to focus on companies that are trading at or below their real estate value. In the first quarter alone, two companies in the portfolio agreed to be acquired by other REITs: Security Capital Atlantic and Price REIT. Our expectation is that consolidation in the REIT industry will continue, creating additional shareholder value in the process.

     The companies in the Fund continue to have ample internal growth prospects as well as plentiful acquisition opportunities. In addition, as active portfolio managers we have the ability to take advantage of the asynchronous

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

cycles of different property types and geographic regions of the country. We continue to believe that the transformation of the real estate industry to one that is dominated by public companies is still in its infancy, and will bring substantial rewards to investors in the leading companies.

Sincerely,


                        /s/ MARTIN COHEN                   /s/ ROBERT H. STEERS
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman


                                         /s/ STEVEN R. BROWN
                                         STEVEN R. BROWN
                                         Senior Vice President
                                         Cohen & Steers Capital Management, Inc.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1998 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
EQUITIES                                                       95.42%
  COMMON STOCK                                                 89.18%
     APARTMENT/RESIDENTIAL                                     12.13%
          Camden Property Trust, $2.25, Series A (Convertible
            Preferred)................................................       56,700      $ 1,438,762           8.87%
          Colonial Properties Trust...................................       26,400          839,850           6.92
          Security Capital Atlantic, Inc..............................       87,000        1,827,000           7.62
          Summit Properties, Inc......................................       76,000        1,529,500           8.10
          United Dominion Realty Trust................................      117,800        1,708,100           7.24
                                                                                         -----------
                                                                                           7,343,212
                                                                                         -----------
     DIVERSIFIED                                                8.45%
       Capital Automotive REIT........................................       94,200        1,778,025           5.56
          Entertainment Properties Trust..............................       71,600        1,405,150           8.15
          Pacific Gulf Properties.....................................       84,200        1,931,337           7.32
                                                                                         -----------
                                                                                           5,114,512
                                                                                         -----------
     HEALTH CARE                                               22.69%
          American Health Properties..................................       32,600          863,900           8.23
          Capstone Capital Corp.......................................       40,000          972,500           7.98
          ElderTrust..................................................       58,800        1,051,050           8.17
          Health Care Property Investors..............................       34,400        1,270,650           6.93
          Health Care REIT............................................       32,800          902,000           7.85
          Healthcare Realty Trust.....................................       52,500        1,483,125           7.22
          LTC Properties..............................................       83,600        1,614,525           7.56
          Meditrust Corp..............................................       70,100        2,164,338           7.84
          Nationwide Health Properties................................       53,800        1,345,000           6.72
          Omega Healthcare Investors..................................       53,000        2,067,000           6.87
                                                                                         -----------
                                                                                          13,734,088
                                                                                         -----------
     INDUSTRIAL                                                 3.86%
          EastGroup Properties........................................       66,200        1,365,375           6.59
          First Industrial Realty Trust...............................       26,900          968,400           5.89
                                                                                         -----------
                                                                                           2,333,775
                                                                                         -----------
     OFFICE                                                     9.79%
          Brandywine Realty Trust.....................................       47,900        1,140,619           6.22
          Cornerstone Properties......................................      131,700        2,395,294           6.60
          Highwoods Properties........................................       43,800        1,546,687           5.78
          Tower Realty Trust..........................................       34,300          844,638           6.86
                                                                                         -----------
                                                                                           5,927,238
                                                                                         -----------
     OFFICE/INDUSTRIAL                                          6.30%
          Prime Group Realty Trust, 144A..............................       30,000          582,000           6.96
          Prime Group Realty Trust....................................       57,300        1,146,000           6.75
          TriNet Corporate Realty Trust...............................       54,500        2,088,031           6.68
                                                                                         -----------
                                                                                           3,816,031
                                                                                         -----------

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
     SHOPPING CENTER                                            25.96%
       COMMUNITY CENTER                                         15.47%
          Alexander Haagen Properties.................................      103,900      $ 1,740,325           8.60%
          Developers Diversified Realty Corp..........................       27,100        1,107,712           6.41
          Federal Realty Investment Trust.............................       70,500        1,731,656           7.00
          Glimcher Realty Trust.......................................       84,100        1,839,688           8.78
          Pan Pacific Retail Properties...............................       69,600        1,522,500           6.95
          Pennsylvania REIT...........................................       10,300          252,350           7.67
          Saul Centers................................................       64,800        1,170,450           8.64
                                                                                         -----------
                                                                                           9,364,681
                                                                                         -----------
       FACTORY OUTLET CENTER                                     1.52%
          Tanger Factory Outlet Centers...............................       31,500          917,438           7.55
                                                                                         -----------

       REGIONAL MALL                                             8.97%
          CBL & Associates Properties.................................       58,700        1,438,150           7.59
          JP Realty...................................................       54,500        1,382,937           7.09
          Taubman Centers.............................................       95,500        1,247,469           7.20
          The Mills Corp..............................................       52,000        1,361,750           7.45
                                                                                         -----------
                                                                                           5,430,306
                                                                                         -----------
          TOTAL SHOPPING CENTER.......................................                    15,712,425
                                                                                         -----------
               TOTAL COMMON STOCK (Identified cost -- $53,387,540)....                    53,981,281
                                                                                         -----------
  PREFERRED STOCK                                                6.24%
          Apartment Investment & Management Co., 9.00%, Series C......       40,000        1,005,000           9.75
          Colonial Properties Trust, 8.75%, Series A..................       30,000          759,375           8.65
          Crown American Realty Trust, 11.00%, Series A...............        9,800          526,138          10.24
          Liberty Properties Trust, 8.80%, Series A...................       29,600          762,200           8.54
          Winston Hotels, 9.25%, Series A.............................       29,000          725,906           9.22
                                                                                         -----------
            TOTAL PREFERRED STOCK (Identified cost -- $3,769,667).....                     3,778,619
                                                                                         -----------
               TOTAL EQUITIES (Identified cost -- $57,157,207)........                    57,759,900
                                                                                         -----------

                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                            ---------
COMMERCIAL PAPER                                                 2.56%
          Leggett & Platt, 5.90%, 4/1/98 (Identified
            cost -- $1,551,000).......................................      $1,551,000     1,551,000
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- 58,708,207).............  97.98%                    59,310,900

OTHER ASSETS IN EXCESS OF LIABILITIES.........................   2.02%                     1,224,987
                                                               -------                   -----------
NET ASSETS...................................................  100.00%                   $60,535,887
                                                               -------                   -----------
                                                               -------                   -----------

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                                            VALUE
                                                                                         -----------
CLASS A
          Net Assets..................................................                   $48,224,262
                                                                                         -----------
          Shares of capital stock outstanding.........................                     3,930,060
                                                                                         -----------
          Net asset value and redemption value per share..............                        $12.27
          Maximum offering price per share ($12.27[div]0.955)'D'......                        $12.85
CLASS B
          Net Assets..................................................                   $ 6,410,555
                                                                                         -----------
          Shares of capital stock outstanding.........................                       522,997
                                                                                         -----------
          Net asset value and redemption value per share'DD'..........                        $12.26
CLASS C
          Net Assets..................................................                   $ 5,901,070
                                                                                         -----------
          Shares of capital stock outstanding.........................                       481,447
                                                                                         -----------
          Net asset value and redemption value per share'DD'..........                        $12.26
                                                                                              ------
                                                                                              ------


------------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

  'D'  On investments of $100,000 or more, the offering price is reduced.

 'DD' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1998 (UNAUDITED)

                                                                                                          NET ASSET VALUE
                                                                      NET ASSETS                             PER SHARE
                                                        ---------------------------------------    -----------------------------
                                                          CLASS A       CLASS B       CLASS C      CLASS A    CLASS B    CLASS C
                                                        -----------    ----------    ----------    -------    -------    -------
NET ASSET VALUE:
Beginning of period: 12/31/97**......................   $34,621,545            $0            $0    $ 12.32    $ 12.35    $ 12.31
                                                        -----------    ----------    ----------    -------    -------    -------
     Net investment income...........................   $   546,075    $   52,750    $   44,373    $  0.14    $  0.12    $  0.11
     Net realized and unrealized gain on
       investments...................................       (89,274)      (15,365)      (11,061)     (0.02)     (0.04)      0.01
     Distributions from net investment income........      (658,189)      (81,455)      (72,689)     (0.17)     (0.17)     (0.17)
                                                        -----------    ----------    ----------    -------    -------    -------
                                                           (201,388)      (44,070)      (39,377)     (0.05)     (0.09)     (0.05)
                                                        -----------    ----------    ----------    -------    -------    -------
     Capital stock transactions:
          Sold.......................................    15,479,958     6,479,597     5,959,980
          Distributions reinvested...................       216,423           439           919
          Redeemed...................................    (1,892,276)      (25,411)      (20,452)
                                                        -----------    ----------    ----------
Net increase in net assets...........................    13,602,717     6,410,555     5,901,070
                                                        -----------    ----------    ----------    -------    -------    -------
End of period: 3/31/98...............................   $48,224,262    $6,410,555    $5,901,070    $ 12.27    $ 12.26    $ 12.26
                                                        -----------    ----------    ----------    -------    -------    -------
                                                        -----------    ----------    ----------    -------    -------    -------

------------------------
 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

** Commencement of Operations for Classes B and C were January 15 and 14, 1998, respectively.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

NASDAQ Symbol: CSEIX (Class A Shares Only)

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.

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                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................... `D'

The double dagger symbol shall be expressed as.............................`DD'